Exhibit 10.151


                                TABLE OF CONTENTS
                                                                            Page


ARTICLE 1.  GUARANTY AND INTEREST DEFERRAL.....................................1
            ------------------------------

        1.1       Guaranty.....................................................1
                  --------
        1.2       Interest Deferral............................................1
                  -----------------

ARTICLE 2.        ISSUANCE OF WARRANTS AND PREFERRED STOCK;
                  -----------------------------------------
                  CONVERSION PRICE ADJUSTMENT..................................2
                  ---------------------------

        2.1       Issuance of Series A-1 Preferred Stock.......................2
                  --------------------------------------
        2.2       Conversion Price Adjustment..................................2
                  ---------------------------
        2.3       Warrants.....................................................2
                  --------
        2.4       Contingent Note..............................................2
                  ---------------

ARTICLE 3.        CLOSING DATE; DELIVERY.......................................2
                  ----------------------

        3.1       Closing......................................................2
                  -------
        3.2       Deliveries...................................................2
                  ----------

ARTICLE 4.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY................3
                  ---------------------------------------------

        4.1       Organization and Qualification...............................3
                  ------------------------------
        4.2       Corporate Power..............................................3
                  ---------------
        4.3       Capitalization...............................................3
                  --------------
        4.4       Authorization................................................4
                  -------------

ARTICLE 5.        REPRESENTATIONS AND WARRANTIES OF THE INVESTORS..............4
                  -----------------------------------------------

        5.1       Experience...................................................4
                  ----------
        5.2       Investment...................................................4
                  ----------
        5.3       Access to Data...............................................5
                  --------------
        5.4       Accredited Investor..........................................5
                  -------------------

ARTICLE 6.        CONDITIONS TO THE OBLIGATIONS OF THE INVESTORS...............5
                  ----------------------------------------------

        6.1       Representations and Warranties...............................5
                  ------------------------------
        6.2       Covenants....................................................5
                  ---------
        6.3       Compliance Certificate.......................................5
                  ----------------------
        6.4       Consents.....................................................5
                  --------
        6.5       Certificate of Designation...................................6
                  --------------------------
        6.6       Reservation of Stock.........................................6
                  --------------------
        6.7       Proceedings and Documents....................................6
                  -------------------------
        6.8       No Litigation................................................6
                  -------------
        6.9       Investors' Rights Agreement..................................6
                  ---------------------------
        6.10      Election of Directors........................................6
                  ---------------------

        6.11      Resignation of Officers......................................6
                  -----------------------
        6.12      Bank Agreements..............................................6
                  ---------------
        6.13      Expenses.....................................................7
                  --------
        6.14      Renaissance Anti-Dilution Waiver.............................7
                  --------------------------------
        6.15      Contribution Agreement.......................................7
                  ----------------------

ARTICLE 7.        CONDITIONS TO THE OBLIGATIONS OF THE COMPANY.................7
                  --------------------------------------------

        7.1       Representations and Warranties...............................7
                  ------------------------------
        7.2       Covenants....................................................7
                  ---------
        7.3       No Litigation................................................7
                  -------------
        7.4       Guaranty.....................................................7
                  --------

ARTICLE 8.        INDEMNIFICATIONS.............................................7
                  ----------------

        8.1       Indemnification by the Company...............................8
                  ------------------------------
        8.2       Indemnification by Investors.................................8
                  ----------------------------

ARTICLE 9.        GENERAL PROVISIONS...........................................8
                  ------------------

        9.1       Governing Law................................................8
                  -------------
        9.2       Successors and Assigns; Third Party Beneficiaries............8
                  -------------------------------------------------
        9.3       Entire Agreement; Amendment and Waiver.......................8
                  --------------------------------------
        9.4       Survival.....................................................8
                  --------
        9.5       Severability.................................................9
                  ------------
        9.6       Counterparts.................................................9
                  ------------
        9.7       Remedies.....................................................9
                  --------
        9.8       Exculpation Among Investors..................................9
                  ---------------------------

INDEX TO DEFINITIONS

                                             Section _____

                         AGREEMENT TO PROVIDE GUARANTEE

         THIS AGREEMENT, made and entered into this 17th day of January, 2001, by and among DISPLAY TECHNOLOGIES, INC., a Nevada corporation (the "COMPANY"); Raymond James Capital Partners, L.P., a Delaware limited partnership ("RJC"); Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation, and Renaissance US Growth & Income Trust PLC, a public limited liability company registered in England and Wales (the "RENAISSANCE ENTITIES" and together with RJC the "INVESTORS"),

                              W I T N E S S E T H:

         WHEREAS, the Company is in default with respect to loans evidenced by its Amended and Restated Revolving Loan Promissory Note, dated March 3, 2000, in the principal amount of $23,000,000 payable to SouthTrust Bank (the "BANK") and its Term Promissory Note, dated June 2, 1999, in the original principal amount of $1,000,000 payable to the Bank; and

         WHEREAS, the Bank and the Company have executed an Outline of Terms attached hereto as Exhibit "B" (the "OUTLINE OF TERMS") outlining a proposal whereby the Bank would, among other things, restructure the Company's existing loans and extend additional credit;

         WHEREAS, the Bank is willing to proceed to restructure the Company's loans along the lines proposed in the Outline of Terms only if the Company obtains a limited guarantee of indebtedness to the Bank; and

         WHEREAS, the Investors have agreed to provide a limited guarantee on the terms and conditions set forth in this Agreement;


         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1.  GUARANTY AND INTEREST DEFERRAL
            ------------------------------

         1.1 Guaranty. Upon the terms and conditions set forth herein, RJC shall
             --------
provide a guaranty (the "GUARANTY") sufficient to satisfy the requirements of Bank per the Outline of Terms. The terms of the Guaranty will be substantially as required by the Outline of Terms and the Guaranty shall be in such form as may be reasonably acceptable to RJC and the Renaissance Entities.

         1.2 Deferral.  Interest due on the two 8.75% Convertible  Debentures of
             --------
the Company in the principal amount of $1,750,000 each (the "CONVERTIBLE NOTES") shall continue to accrue, but all payments of principal and interest shall be deferred until July 15, 2001.

ARTICLE 2. ISSUANCE OF WARRANTS AND PREFERRED STOCK;
           ----------------------------------------
           CONVERSION PRICE ADJUSTMENT
           ---------------------------

         2.1  Issuance of Series A-1 Preferred  Stock.  Subject to the terms and
              ---------------------------------------
conditions hereof, at the Closing the Company shall issue to Investors 50,000 shares of Series A-1 Convertible Preferred Stock of the Company (the "A-1 SHARES"). The number of A-1 Shares to be issued to each Investor is set forth on the Schedule of Investors attached hereto as EXHIBIT "A" (the "SCHEDULE OF INVESTORS"). In exchange for such shares, each Investor shall transfer and assign back to the Company its shares of Series A Convertible Preferred Stock as shown on the Schedule of Investors.

         2.2  Conversion Price Adjustment.  Subject  to the terms and conditions
              ---------------------------
hereof, at the Closing the Company shall execute and deliver amendments to the Convertible Notes in the form attached hereto as EXHIBIT "C" (the "CONVERTIBLE NOTE AMENDMENTS") which amendments shall reduce the conversion price of the Convertible Notes to $2.00 per share of Common Stock.

         2.3   Warrants.  Subject  to the terms and  conditions  hereof,  at the
               --------
Closing the  Company  shall issue and  deliver to the  Investors  warrants  (the
"WARRANTS") to purchase 3,000,000 shares of Common Stock of the Company at a price of $0.125 per share. The number of shares subject to the Warrant issued to each Investor shall be as set forth on the Schedule of Investors.

         2.4 Contingent Note. Subject to the terms and conditions hereof, at the
             ---------------
Closing the Company shall execute and deliver to RJC a contingent promissory note (the "CONTINGENT NOTE") in the form attached hereto as EXHIBIT "D." The Contingent Note shall be in an amount equal to the amount of the Guaranty and shall be payable only if and to the extent that RJC makes payments under the Guaranty.

ARTICLE 3.  CLOSING DATE; DELIVERY
            ----------------------

         3.1  Closing.  The consummation  (the  "CLOSING")  of the  transactions
              -------
contemplated by this Agreement shall take place at the offices of Kilpatrick Stockton LLP, 2400 Monarch Tower, 3424 Peachtree Road, Atlanta, Georgia, at 10:00 a.m. (local time) on January ___, 2001, or at such other place and time as the parties may agree (the "CLOSING DATE").

         3.2  Deliveries.  At  the Closing,  the  Company  shall  deliver to the
              ----------
Investors (i) duly issued stock certificates representing the A-1 Shares to be acquired by the Investors as set forth on the Schedule of Investors, (ii) executed warrant certificates in the form attached hereto as EXHIBIT "E" (the "WARRANT CERTIFICATES") evidencing the Warrants issuable to the Investors, (iii) duly executed Convertible Note Amendments, and (iv) the duly executed Contingent Note. The Investors shall deliver to the Company stock certificates evidencing all the outstanding Series A Convertible Preferred Stock duly endorsed for transfer.

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
            ---------------------------------------------

         In order to induce the Investors to enter into this Agreement and to consummate the transactions contemplated hereby, the Company hereby represents and warrants to Investors as follows:

         4.1  Organization and Qualification.  The Company is a corporation duly
              ------------------------------
organized, validly existing, and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to own, lease, and operate its assets, properties, and business and to carry on its business as it is now being conducted or proposed to be conducted. Each subsidiary (as defined in Rule 405 of the Securities and Exchange Commission) of the Company ("SUBSIDIARY") is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

         4.2  Corporate Power. The Company has all requisite legal and corporate
              ---------------
power and authority to execute and deliver this Agreement and the Ancillary Agreements (as defined below), to issue the A-1 Shares and the Warrants hereunder, to issue shares of Common Stock into which the A-1 Shares are convertible (the "CONVERSION SHARES") and the shares of Common Stock issuable upon exercise of the Warrants (the "WARRANT SHARES"), and to carry out and perform its obligations under the terms of this Agreement, the Certificate of Designation, and each of the Ancillary Agreements.

         4.3  Capitalization.  The authorized capital stock of the Company will,
              --------------
upon the filing of the Certificate of Designation attached hereto as EXHIBIT "F" (the "CERTIFICATE OF DESIGNATION") consist of 50,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock ("PREFERRED STOCK"), 50,000 of which shares of Preferred Stock have been designated as Series A Convertible Preferred Stock and 50,000 of which have been designated as Series A-1 Convertible Preferred Stock. Immediately prior to the Closing 8,561,750 shares of Common Stock, 50,000 shares of Series A Convertible Preferred Stock and no shares of Series A-1 Convertible Preferred Stock will be issued and outstanding. Of the authorized shares of Common Stock, 1,428,572 shares are currently reserved for issuance upon conversion of the Series A Convertible Preferred Stock, and 3,178,917 shares are reserved for issuance upon the conversion of other convertible securities (including the Convertible Notes), the exercise of outstanding options and warrants to purchase Common Stock (including the Warrants)and pursuant to existing contractual obligations of the Company, including earn-out arrangements and other contingent obligations. All issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable. All such shares and all other outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws. The designations, preferences, limitations, restrictions, and relative rights of the Series A-1 Convertible Preferred Stock and Common Stock will be as stated in the Articles of Incorporation ("ARTICLES") and the Certificate of Designation. The Company holds no shares of its capital stock in its treasury.

         4.4  Authorization.  All  corporate  action on the part of the  Company
              -------------
necessary for the authorization, execution, delivery, and performance of this Agreement, the Warrant Certificates, the Amended and Restated Investors' Rights Agreement by and among the Company and the Investors in the form attached as EXHIBIT "G" hereto (the "INVESTORS' RIGHTS AGREEMENT"), the Convertible Note Amendments, and all other agreements executed in connection with the transactions contemplated hereby (the Warrant Certificates, Investors' Rights Agreement, the Convertible Note Amendments, and such other agreements contemplated hereby being sometimes hereinafter referred to individually as an "ANCILLARY AGREEMENT" and collectively as the "ANCILLARY AGREEMENTS") by the Company, the authorization, designation, issuance, sale, and delivery of the A-1 Shares, the Warrants, the Conversion Shares, and the Warrant Shares and the performance of all of the Company's obligations hereunder and thereunder have been taken or will be taken prior to the Closing, except that the Company has not obtained shareholder approval under Nasdaq rules, to the extent applicable to the above actions, nor has the Company applied for an exemption from such requirements . This Agreement and each of the Ancillary Agreements, when executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies. The A-1 Shares, the Conversion Shares, and the Warrant Shares when issued in accordance with this Agreement, the Articles, the Certificate of Designation, and the Warrant Certificates, as applicable, will be duly authorized, validly issued, fully paid, and nonassessable, and will have the designations, preferences, limitations, restrictions, and relative rights set forth in the Articles and the Certificate of Designation. The A-1 Shares, the Conversion Shares, and the Warrant Shares, when issued, will be free of any liens, claims, encumbrances, or restrictions on transfer, except for restrictions imposed by the Investors' Rights Agreement. The A-1 Shares, the Conversion Shares, and the Warrant Shares are not and will not become as a result of the Closing subject to any preemptive rights or rights of first refusal.

ARTICLE 5.  REPRESENTATIONS AND WARRANTIES OF THE INVESTORS
            -----------------------------------------------

         Each Investor hereby severally (and not jointly) represents and warrants to the Company with respect to the acquisition of the A-1 Shares and the Warrants as follows:

         5.1  Experience. Such Investor has substantial experience in evaluating
              ----------
and investing in private placements of securities in companies similar to the Company and is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Investor is aware that the acquisition of A-1 Shares and Warrants involves substantial risk and that its financial condition and investments are such that it is in a financial position to hold such securities for an indefinite period of time and to bear the economic risk of and withstand a complete loss of such investment.

         5.2  Investment. Such Investor is acquiring the A-1 Shares and Warrants
              ----------
for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such

Investor understands that the A-1 Shares and Warrants have not been, and will not be, registered under the Securities Act of 1933 or the securities laws of any state by reason of exemptions from the registration provisions of the Securities Act of 1933 and such laws which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor's representations as expressed herein.

         5.3  Access to Data.  Such Investor has also had an opportunity  to ask
              --------------
questions of the management of the Company concerning the Company and its business and to conduct its own independent due diligence investigation of the Company.

         5.4  Accredited Investor.  Each Investor is an accredited  investor, as
              -------------------
such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933.

ARTICLE 6.  CONDITIONS TO THE OBLIGATIONS OF THE INVESTORS
            ----------------------------------------------

         The obligations of each Investor to issue the Guaranty and consummate the other transactions contemplated hereby is, at the option of each Investor, subject to the fulfillment on or prior to the Closing Date of the following conditions:

         6.1 Representations and Warranties.  The representations and warranties
             ------------------------------
made by the Company in ARTICLE 4 of this Agreement shall have been true and correct when made, and shall be true and correct in all material respects as of the Closing Date.

         6.2  Covenants. All covenants,  agreements, and conditions contained in
              ---------
this Agreement to be performed by the Company on or prior to the Closing shall have been fully performed or complied with in all respects.

         6.3  Compliance  Certificate.  The Company shall have  delivered to the
              -----------------------
Investors (i) a Compliance Certificate in substantially the form attached hereto as EXHIBIT "H", executed by an executive officer of the Company, dated the Closing Date, and certifying to the fulfillment of the conditions specified in SECTIONS 6.1, 6.2, 6.4 AND 6.8, (ii) certified copies of the resolutions adopted by the Company's board of directors authorizing the execution, delivery, and performance of the transactions contemplated by this Agreement and the Ancillary Agreements, (iii) certified copies of the Company's Articles and bylaws as in effect at the Closing, and (iv) a certificate of incumbency identifying and showing the signature of each officer of the Company as of the Closing.

         6.4  Consents.  The Company shall have obtained, or shall obtain within
              --------
the time periods required by applicable law, all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the A-1 Shares and the Warrants at the Closing and shall have obtained all other consents, permits, and waivers necessary to consummate the transactions contemplated by this Agreement and the Ancillary Agreements, and any consents required under any agreements, licenses, leases, or commitments of the Company.

         6.5  Certificate of Designation.  The Certificate of Designation  shall
              --------------------------
have been filed with the Secretary of State of the State of Nevada, and shall be in full force and effect on the Closing Date.

         6.6  Reservation of Stock. The Conversion Shares and the Warrant Shares
              --------------------
shall have been duly authorized and reserved for issuance only upon the conversion of the A-1 Shares and the exercise of the Warrants.

         6.7  Proceedings and Documents. All corporate and other  proceedings in
              -------------------------
connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel for the Investors and they shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         6.8  No Litigation.  No  action,  suit,  or other  proceeding  shall be
              -------------
pending or threatened before any court, tribunal, or governmental authority seeking or overtly threatening to restrain or prohibit the consummation of the transactions contemplated hereby, or seeking to obtain substantial damages in respect thereof, or which would otherwise materially and adversely affect the Company, its Subsidiaries, or their respective business, assets, prospects, or financial condition, except for matters disclosed to RJC in writing prior to the date hereof.

         6.9  Investors' Rights  Agreement.  The Company and each Investor shall
              ----------------------------
have entered into  the Investors' Rights Agreement.

         6.10   Election  of   Directors.   The  Company   shall  have  received
                ------------------------
resignations of all the members of its Board of Directors (except for Messrs. Grant and Bell) to be effective upon completion of the Closing, and Gary A. Downing, William Pecora, and Robert C. Pearson shall have been elected directors of the Company effective upon completion of the Closing, so that immediately following the Closing the entire Board of Directors of the Company shall consist of Messrs. Grant, Bell, Downing, Pecora, and Pearson.

         6.11  Resignation of Officers.  Messrs. Brandner,  Harris,  and Stewart
               -----------------------
shall have resigned as officers of the Company effective upon completion of the Closing and Messrs. Brandner and Harris shall have entered into severance agreements with the Company in the forms attached hereto as EXHIBIT "I" (the "SEVERANCE AGREEMENTS"). Mr. Stewart shall have entered into an Employment Agreement with J.M. Stewart Corporation in the form attached hereto as EXHIBIT "J" (the "STEWART EMPLOYMENT AGREEMENT").

         6.12 Bank Agreements.  The Company and the Bank shall have executed and
              ---------------
delivered the documents necessary to restructure the Company's debt toward the ends described in the Outline of Terms in form and substance reasonably satisfactory to Investors.

         6.13  Expenses.  At the Closing,  the Company shall have paid the fees,
               --------
costs, and expenses incurred by the Investors with respect to this Agreement and the transactions contemplated hereby (including legal fees and out-of-pocket expenses).

         6.14  Renaissance Anti-Dilution  Waiver.  Renaissance  Capital Growth &
               ---------------------------------
Income Fund III, Inc., Renaissance US Growth & Income Trust PLC, Renaissance Capital Group, Inc. and any affiliates shall have waived any anti-dilution rights under the Convertible Notes with respect to (a) the issuance of the A-1 Shares and Warrants and the conversion or exercise thereof, and (b) the potential issuance to management of the Company of options to acquire up to 2,000,000 shares of Common Stock of the Company with an exercise price of less than $2.00 per share and the exercise thereof.

         6.15 Contribution Agreement. RJC shall have entered into a contribution
              ----------------------
agreement with one or both of the Renaissance Entities in a form reasonably acceptable to RJC with respect to liability under the Guaranty.

ARTICLE 7.  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY
            --------------------------------------------

         The Company's obligation to issue the A-1 Shares and the Warrants at the Closing and to consummate the other transactions contemplated hereby is, at the option of the Company, subject to the fulfillment on or prior to the Closing Date of the following conditions:

         7.1  Representations and Warranties. The representations and warranties
              ------------------------------
made by each Investor in ARTICLE 5 of this Agreement shall have been true and correct when made, and shall be true and correct in all material respects as of the Closing Date.

         7.2  Covenants.  All covenants, agreements, and conditions contained in
              ---------
this Agreement to be performed by the Investors on or prior to the Closing shall have been fully performed or complied with in all respects.

         7.3  No Litigation. No action suit or other proceeding shall be pending
              -------------
or threatened before any court, tribunal, or governmental authority seeking or threatening to restrain or prohibit the consummation of the transactions contemplated hereby, or seeking to obtain substantial damages in respect thereof or which would otherwise materially and adversely affect the Company, its business, assets, prospects, or financial condition.

         7.4 Guaranty. RJC shall have executed and delivered the Guaranty to the
             --------
Bank and the Bank shall have executed and delivered the documents contemplated by the Outline of Terms.

         7.5  Other. The conditions set forth in Sections 6.12 and 6.14 shall be
              -----
satisfied.

ARTICLE 8.  INDEMNIFICATIONS
            ----------------

         8.1  Indemnification  by the Company.  The Company shall  indemnify and
              -------------------------------
hold harmless Investors, their officers, directors, agents, and affiliates at all times after the date hereof from and against any and all loss, damage, diminution in value, liability, cost, and expense, including but not limited to reasonable attorneys' fees, suffered or incurred by any such party, as and when incurred, by reason of, or arising out of any misrepresentation, breach of warranty, or breach or non-fulfillment of any agreement of the Company contained in this Agreement, any Ancillary Agreement, or in any other certificate, agreement, or document executed and delivered in connection with this Agreement. The foregoing rights with respect to indemnification are cumulative and without prejudice to any other remedies which Investors may have against the Company under applicable law.

         8.2  Indemnification  by Investors.  Investors shall indemnify and hold
              -----------------------------
harmless the Company at all times after the date hereof from and against any and all loss, damage, liability, cost, and expense, including but not limited to reasonable attorneys' fees, suffered or incurred by the Company, as and when incurred, by reason of, or arising out of any misrepresentation, breach of warranty, or breach or non-fulfillment of any agreement of Investors contained in this Agreement, any Ancillary Agreement, or in other certificate, agreement, document executed and delivered in connection with this Agreement. The foregoing rights with respect to indemnification are cumulative and without prejudice to any other remedies which the Company may have against Investors under applicable law.

ARTICLE 9.  GENERAL PROVISIONS
            ------------------

         9.1  Governing  Law.  All or  part  of this  Agreement  and  the  legal
              --------------
relations between the parties hereto has been negotiated in the State of Florida and will be enforced under the laws of the State of Florida without regard to its conflicts of laws provisions.

         9.2  Successors  and  Assigns;  Third  Party  Beneficiaries.  Except as
              ------------------------------------------------------
otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto and their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

         9.3  Entire Agreement;  Amendment  and Waiver.  This  Agreement and the
              ----------------------------------------
Ancillary Agreements constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements among the parties. All prior negotiations and agreements shall be merged into this Agreement. Any term of this Agreement may be amended, and the observance of any term hereof may be waived (either generally or in a particular instance) only with the written consent of the Investors and the Company.

         9.4  Survival.   The  representations,   warranties,   covenants,   and
              --------
agreements made herein shall survive any investigation made by the Investors and the closing of the transactions contemplated hereby.

         9.5  Severability.  If any  provision  of this  Agreement is held to be
              ------------
unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The court in its discretion may substitute for the excluded provision an enforceable provision which in economic substance reasonably approximates the excluded provision.

         9.6  Counterparts.  This  Agreement  may be  executed  in any number of
              ------------
counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which, when taken together, shall constitute one instrument.

         9.7  Remedies. The parties to this Agreement acknowledge and agree that
              --------
a breach of any of the covenants of the Company or the Investors set forth in this Agreement may not be compensable by payment of money damages and, therefore, that the covenants of the foregoing parties set forth in this Agreement may be enforced in equity by a decree requiring specific performance.

         9.8  Exculpation Among Investors. Each Investor acknowledges that it is
              ---------------------------
not relying upon any other Investor or any other person or entity, other than the Company and its management, in making its investment or decision to invest in the Company. Each Investor agrees that no other Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any other Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

            Executed effective as of the date first set forth above.

                             THE COMPANY:

                                     DISPLAY TECHNOLOGIES, INC.


                                     By:  /s/ J. William Brandner
                                        ----------------------------------------
                                        J. William Brandner, President

                             INVESTORS:

                                     RAYMOND JAMES CAPITAL
                                     PARTNERS, L.P.,
                                     a Delaware limited partnership

                                By:  RJC PARTNERS, L.P., a Delaware limited
                                     partnership, its General Partner

                                By:  RJC PARTNERS, INC.
                                     a Delaware corporation, its General Partner


                                     By:  /s/ Gary A. Downing
                                        ----------------------------------------
                                        Gary A. Downing, President

                                     RENAISSANCE CAPITAL GROWTH &
                                     INCOME FUND III, INC.


                                     By:   /s/ Russell Cleveland
                                        ----------------------------------------


                                     RENAISSANCE US GROWTH & INCOME TRUST PLC


                                     By:  /s/ Russell Cleveland
                                       -----------------------------------------
                                       Russell Cleveland, President and Director

EXHIBIT INDEX
-------------

Exhibit A         Schedule of Investors
Exhibit B         Outline of Terms
Exhibit C         Convertible Note Amendments
Exhibit D         Contingent Note
Exhibit E         Warrant Certificates
Exhibit F         Certificate of Designation
Exhibit G         Investors' Rights Agreement
Exhibit H         Compliance Certificate
Exhibit I         Severance Agreements
Exhibit J         Stewart Employment Agreement

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS

---------------------------------------------------------------------------------------------------------------
                                                               |                        |   Shares of Common   |
                                                               |       Number of        |   Stock Covered by   |
          Purchaser's Name and Address                         |      A-1 Shares        |       Warrants       |
---------------------------------------------------------------|------------------------|----------------------|
                                                               |                        |                      |
Raymond James Capital Partners, L.P.                           |       40,000           |       2,143,000      |
880 Carillon Parkway                                           |                        |                      |
St. Petersburg, FL  33716                                      |                        |                      |
Attn:  Gary A. Downing                                         |                        |                      |
Facsimile:  727-575-5873                                       |                        |                      |
                                                               |                        |                      |
Renaissance Capital Growth & Income Fund III, Inc.             |         5,000          |               0      |
8080 North Central Expressway                                  |                        |                      |
Suite 210-LB59                                                 |                        |                      |
Dallas, TX  75206                                              |                        |                      |
Attn:  Robert C. Pearson                                       |                        |                      |
Facsimile:  (214) 891-8291                                     |                        |                      |
                                                               |                        |                      |
Renaissance US Growth & Income                                 |                        |                      |
Trust PLC                                                      |         5,000          |         857,000      |
8080 North Central Expressway                                  |                        |                      |
Suite 210-LB59                                                 |                        |                      |
Dallas, TX  75206                                              |                        |                      |
Attn:  Robert C. Pearson                                       |                        |                      |
Facsimile:  (214) 891-8291                                     |                        |                      |
                                                               |                        |                      |
TOTAL                                                          |                        |                      |
                                                               | ---------------------- | -------------------- |
                                                               |         50,000         |       3,000,000      |
---------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                                OUTLINE OF TERMS

                                    EXHIBIT C


                           CONVERTIBLE NOTE AMENDMENTS

                                    EXHIBIT D


                                 CONTINGENT NOTE

                                    EXHIBIT E


                              WARRANT CERTIFICATES

                                    EXHIBIT F


                           CERTIFICATE OF DESIGNATION

                                    EXHIBIT G


                           INVESTORS' RIGHTS AGREEMENT

                                    EXHIBIT H


                             COMPLIANCE CERTIFICATE

                                    EXHIBIT I


                              SEVERANCE AGREEMENTS

                                    EXHIBIT J


                          STEWART EMPLOYMENT AGREEMENT